UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                 _____________________________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2007

                             DATARAM CORPORATION
___________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                1-8266                      22-19314-09
___________________________________________________________________________
Sate or other jurisdiction        (Commission                 (IRS Employer
of incorporation)                 File Number)          Identification No.)

     Route 571, P. O. Box 7528, Princeton, NJ                   08543-7528
___________________________________________________________________________
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:    (609) 799-0071

___________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2007 the registrant agreed with Jeffery H Duncan, Vice President of Manufacturing and Engineering to repurchase the remaining unexercised stock options that were granted to him on November 18, 1997, 85,227 options, at a price per option of $0.3675. This price represents the closing market price of the registrant's common stock on October 30, 2007 less the exercise price of the stock options of $2.8125 per share. The aggregate purchase price was $31,320.92. These options had an expiration date of November 18, 2007.


Section 9 - Financial Statements and Exhibits.

Item 9.01.  Exhibits.

99   Letter Agreement with Jeffery H. Duncan regarding Purchase of Stock
Options

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION

                                 By:  MARK MADDOCKS

Date:     November 1, 2007            _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer